Restricted Cash	12 Months Ended
Dec. 31, 2017
Subclassifications of assets, liabilities and equities [abstract]
Restricted Cash
Restricted Cash
In accordance with the provisions of the regulations of the People’s Republic of China, the Company is required to deposit funds into separate accounts restricted to the funding of future asset retirement obligations in offshore China. As at December 31, 2017, the Company had deposited funds of $192 million (2016 – $156 million), of which $95 million (December 31, 2016 - $84 million) relates to the Wenchang field and has been classified as current. The remaining balance of $97 million (December 31, 2016 - $72 million) has been classified as non-current.
The Company’s participation in the Wenchang field expired in November 2017, and the amount of the decommissioning and disposal expenses was finalized in January 2018.